Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Petrohawk Energy Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2004, as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Floyd C. Wilson
Floyd C. Wilson
President, Chief Executive Officer and Chairman of the Board of Directors
November 15, 2004

By:	/s/ Shane M. Bayless
Shane M. Bayless
Vice President, Chief Financial Officer and Treasurer
November 15, 2004